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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 AUGUST 10, 1999



                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



            DELAWARE                 0-20833                 72-1449411
(State or other jurisdiction    (Commission File            (IRS Employer
       of incorporation)             Number)             Identification No.)



             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808
              (Address of principal executive offices and zip code)



                                 (225) 926-1000
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS.

         Lamar Advertising Company has completed the sale of $250,000,000 of convertible notes in an underwritten public offering. Filed herewith as Exhibit
99.1 is a copy of a press release that was issued today describing the sale.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits.

                  99.1 Press release issued by the registrant on August 10, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 10, 1999                LAMAR ADVERTISING COMPANY


                                      By: /s/ KEVIN P. REILLY, JR.
                                         --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer






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                               INDEX TO EXHIBITS





Exhibit
Number                      Description
------                      -----------
 99.1               Press release issued by the registrant on August 10, 1999.